SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant    X

Filed by a Party other than the Registrant

Check the appropriate box:

         Preliminary Proxy Statement
         Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
         Definitive Proxy Statement
X        Definitive Additional Materials
         Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                      FIRST INVESTORS SERIES FUND II, INC.

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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x     No fee required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3)   Per unit price or other underlying value of transaction
            computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:
      Fee paid previously with preliminary materials.
      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:
                                   -----------------------------------------
      (2)   Form, Schedule or Registration Statement No.:    DEFA14A
                                                           -----------------
      (3)   Filing Party:
                         ---------------------------------------------------
      (4)   Date Filed:  May 8, 2001


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                                     URGENT


Please vote immediately! We have adjourned the meeting and are continuing to solicit proxies because less than 50% of the shares have been voted so far. Your vote will count even if you no longer own your shares. As indicated on the enclosed proxy card, the meeting is being held to approve the subadvisory agreement with the new subadviser for the Focused Equity Fund and to grant the Fund's Board of Directors and Adviser the power to change subadvisers in the future without holding a shareholder meeting. The Board of Directors recommends that you approve both of these proposals. Please vote by signing and returning the enclosed proxy today. May 8, 2001.